EAGLE GROWTH SHARES, INC.

PRESIDENT'S LETTER - January 6, 2000

Bryan Steamer, Cole, Crow-Elkhart, Davis, Elgin, Ford, Haynes, Marmon, McFarlan, McGill, Morris-London, Pilot, Premier, ReVere, and Star were among the names of automobiles being produced in 1923, and these names were only from the state of Indiana! In the year 2100 there will be a list of forgotten Internet companies having the same degree of recognition as these automobiles do today.

Waves of speculation pushing prices of Internet stocks to stratospheric heights will not last forever. The Internet is a revolutionary tool changing the way businesses function. Exactly how business will be transformed is uncertain, but some investors have decided it will be pervasive and without losers. Euphoria pushing Internet issues to dizzying heights has drawn biotechnology stocks into the party atmosphere to the delight of their investors.

1999 was a very strange year with technology stocks becoming almost the only game in town. The result is a split personality in the stock market. The technology sector of the S&P 500 Index* was up a whopping 73%, as investors threw fundamentals out the window. The only other sector to outperform the S&P 500 index was capital goods. Though more stocks fell than rose last year, investors seemed hypnotized by the daily flight of the latest Internet stock's initial public offering.

This unusual market situation has presented us with an excellent opportunity to accumulate a number of valuable stocks at prices which we consider bargains.

New positions initiated in the second half of fiscal 1999 include Cablevision, the dominant cable provider in New York City and its environs; Rural Cellular, owner of a current monopoly in its area of operation; and Midway Games which has developed new electronic games for introduction this winter. We believe these offer well positioned companies at very reasonable prices.

Your fund paid a long-term capital gain of 85 cents per share. It is our practice to take gains when a company has fulfilled our expectations. This was the situation with Cypress Semiconductor, Food Lion, and Tech-Sym which were sold with pleasing profits. Some stocks were sold to take a tax loss to minimize the impact on the gains made in the portfolio. Wind River Systems, Cidco, and Dentsply International were sold for that reason.

Some stocks are simply disappointing which was the case with Alexander and Baldwin and Tokheim and they were sold for that reason.

A new millennium has begun. We look back with wonder at the incredible advances of humanity, and believe future generations will look upon this time as an exceptional period of progress.


                                        Very truly yours,
                                        /s/ Donald H. Baxter
                                        Donald H. Baxter
                                        President

Comparison of the change in value of $10,000 investment in Eagle Growth Shares and the Standard and Poor's Index*

The printed report shows a line graph with the following points.

            EAGLE
            GROWTH      S&P
            SHARES      INDEX
11/30/89    $ 9,225.00  $10,000.00
11/30/90    $ 6,928.07  $ 9,649.82
11/30/91    $ 8,887.19  $11,610.42
11/30/92    $10,181.35  $13,752.47
11/30/93    $10,362.68  $15,138.61
11/30/94    $ 8,813.08  $15,299.35
11/30/95    $10,357.88  $20,950.30
11/30/96    $11,788.88  $26,790.81
11/30/97    $13,394.29  $34,424.01
11/30/98    $13,158.95  $42,563.19
11/30/99    $13,433.15  $51,457.11

      Average Annual Total Returns as of 11/30/99

                        1 Year      5 Years     10 Years
                        --------------------------------

N.A.V Only               2.08%       8.80%       3.83%
S.E.C. Standardized**   -6.59%       6.88%       2.91%

The return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be more of less than their original cost. Past performance is not predictive of future performance.

 * The Standard & Poor's 500 Composite Stock Index is a widely recognized unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and reinvestment of dividends.

** The maximum sales charge of 8.5% was taken from the initial investment when calculating the SEC standardized return figures.

                           EAGLE GROWTH SHARES, INC.

PORTFOLIO OF INVESTMENTS  -  NOVEMBER 30, 1999

 Shares                                                              Value
--------                                                           ----------
                             COMMON STOCKS - 76.6%
                                  BANKS - 6.1%
 4,000      BancWest Corp.................................         $  176,250
                                                                   ----------
                          BROADCASTING/CABLE TV - 10.5%
 4,000     *AT&T Liberty Media Group, Cl "A"..............            167,250
 2,000     *Cablevision Systems Corp......................            137,125
                                                                   ----------
                                                                      304,375
                                                                   ----------
                               CONSTRUCTION - 1.7%
 3,000      Lennar Corp...................................             48,938
                                                                   ----------
                            CONSUMER PRODUCTS - 4.9%
10,000     *Windmere-Durable Holdings.....................            143,125
                                                                   ----------
                              ENTERTAINMENT - 1.4%
 1,500      Walt Disney Co................................             41,812
                                                                   ----------
                            FINANCIAL SERVICES - 8.1%
 3,000      Federal Home Loan Corp........................            148,125
 2,000      First Data Corp...............................             86,500
                                                                   ----------
                                                                      234,625
                                                                   ----------
                                INSURANCE - 2.6%
 3,400      Leucadia National Corp........................             74,162
                                                                   ----------
                               PUBLISHING - 3.7%
 6,000      Belo A. H. Corp...............................            108,000
                                                                   ----------
                              REAL ESTATE - 6.8%
 5,000      LNR Property Corporation......................             88,125
10,000      United Dominion Realty Trust, Inc.............            108,125
                                                                   ----------
                                                                      196,250
                                                                   ----------


 Shares                                                              Value
--------                                                           ----------
    	                           RAILROADS - 4.2%
15,000     *RailAmerica, Inc..............................         $  121,875
                                                                   ----------
                             RETAIL SPECIALTY - 6.4%
 5,000     *BJs Whloesale Club............................            186,875
                                                                   ----------
                               TOYS & GAMES - 3.7%
 5,000     *Midway Games Inc..............................            108,125
                                                                   ----------
                                 UTILITIES - 7.6%
11,576     *Southern Union Co.............................            222,838
                                                                   ----------
	                     WASTE MANAGEMENT SERVICES- 4.8%
 8,000     *Stericycle Co.................................            139,500
                                                                   ----------

                           WIRELESS COMMUNICATIONS- 4.1%
 1,500     *Rural Cellular Corp, Class "A"................            120,188
                                                                   ----------
            Total Value of Common Stocks
                (cost $1,543,639)..........................         2,226,938
                                                                   ----------


Principal
 Amount
---------
                        SHORT-TERM INVESTMENTS - 22.9%

$665M       US. Treasury Bill 3.00 %
                due 12/02/99 (cost $ 664,889)..............           664,889
                                                                   ----------


Total Value of Investments
     (Cost $2,208,528)............................... 99.5%         2,891,827
Other Assets, less Liabilities.......................  0.5             14,798
                                                     -----         ----------
Net Assets...........................................100.0%        $2,906,625
                                                     =====         ==========

* Non-income producing security

                       See notes to financial statements

                           EAGLE GROWTH SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES - NOVEMBER 30, 1999

ASSETS
     Investments in securities, at value
     (identified cost $2,208,528) (Note 1-A)...                    $2,891,827
   Cash........................................                        26,566
   Dividends receivable........................                         2,095
   Other assets................................                         1,469
                                                                   ----------
      TOTAL ASSETS.............................                     2,921,957


LIABILITIES
   Payable for capital stock redeemed..........      $    7,195
   Accrued advisory and administrative fees....           4,807
   Other accrued expenses......................           3,330
                                                     ----------
      TOTAL LIABILITIES........................                        15,332
                                                                   ----------
NET ASSETS.....................................                    $2,906,625
                                                                   ==========

NET ASSET VALUE PER SHARE
   ($2,906,625 / 230,596 shares outstanding)
    10,000,000 shares authorized, $0.10 par
    value (Note 2).............................                       $12.60
                                                                      ======

NET ASSETS CONSIST OF:
   Capital paid in.............................                   $2,025,311
   Undistributed net investment income.........                        3,469
   Accumulated net realized gain on investments                      193,735
   Net unrealized appreciation in value of
     investments...............................                      684,110
                                                                  ----------
      TOTAL....................................                   $2,906,625
                                                                  ==========

SAMPLE PRICE COMPUTATION
   Net asset value per share...................                       $12.60
   Sales commission:  8 1/2% of offering price*                         1.17
                                                                      ------
   Offering price (adjusted nearest cent) .....                       $13.77
                                                                      ======

   Redemption price............................                       $12.60
                                                                      ======

*On purchases of $10,000 or more the offering price is reduced.

                       See notes to financial statements

                           EAGLE GROWTH SHARES, INC.

STATEMENT OF OPERATIONS - YEAR ENDED NOVEMBER 30, 1999

INVESTMENT INCOME
  Income:
    Dividends..................................$ 67,067
    Interest...................................  22,550
                                               --------
          TOTAL INCOME.........................              $ 89,617

  Expenses (Note 4):
    Investment advisory fee ..................   22,299
    Professional fees.........................   15,027
    Transfer agent and dividend disbursing
         agent's fees and expenses............   16,074
    Registration fees.........................    9,740
    Reports and notices to shareholders.......    7,437
    Administrative fee........................    7,433
    Custodian fees............................    6,040
    Other expenses............................    5,455
                                               --------
          TOTAL EXPENSES......................   89,505
          Less: Custodian fees paid indirectly.   3,357       86,148
                                               --------     --------
          INVESTMENT INCOME-NET................                3,469

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (Note 3):
    Net realized gain on investments........... 193,819
    Net unrealized depreciation of
        investments............................(137,012)
                                               --------
          Net gain on investments..............               56,807
                                                            --------
    NET INCREASE IN NET ASSETS RESULTING FROM
          OPERATIONS...........................             $ 60,276
                                                            ========

                       See notes to financial statements

                           EAGLE GROWTH SHARES, INC.

STATEMENT OF CHANGES IN NET ASSETS - YEARS ENDED NOVEMBER 30, 1999 and 1998

                                                       1999          1998
                                                    ----------    ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income (loss)...................   $    3,469    $  (15,960)
  Net realized gain on investments...............      193,819       145,165
  Net unrealized depreciation of investments.....     (137,012)     (177,620)
                                                    ----------    ----------
     Net increase (decrease) in net assets
        resulting from operations................       60,276       (48,415)


DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investments...............     (144,520)     (363,469)

CAPITAL SHARE TRANSACTIONS
  Increase (decrease) in net assets resulting
     from capital share transactions (Note 2)....     (109,266)      232,017
                                                    ----------    ----------
     Net decrease in net assets..................     (193,510)     (179,867)

NET ASSETS
  Beginning of year..............................    3,100,135     3,280,002
                                                    ----------    ----------
  End of year (including undistributed
    net investment income of $3,469 and
    $0, respectively)............................   $2,906,625    $3,100,135
                                                    ==========    ==========

                       See notes to financial statements

                           EAGLE GROWTH SHARES, INC.

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES
    Eagle Growth Shares, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified open-end management investment company. The Fund's investment objective is to achieve growth of capital. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

    A. Security Valuation - securities listed on national exchanges or the NASDAQ National Market are valued at the closing sales price on November 30, 1999. Short-term obligations are stated at amortized cost which approximates fair value.

    B. Federal Income Taxes - no provision has been made for Federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains to relieve it from all, or substantially all, such taxes.

    C. Distributions to Shareholders - the Fund distributes its net investment income, if any, and net realized gains annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

    D. Use of Estimates - the preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual amounts could differ from those estimates.

    E. Other - security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily.

2. CAPITAL STOCK
    At November 30, 1999 there were 230,596 shares outstanding. Transactions in capital stock were as follows:

                                    1999                   1998
                            --------------------   --------------------
                             Shares      Amount     Shares      Amount
                            --------   ---------   --------   ---------

Capital stock sold.........   26,706    $ 329,434    29,875   $ 399,326
Capital stock issued in
   reinvestment of net
   realized gain on
   investments.............   11,188      138,732    26,421     340,301
Capital stock redeemed.....  (46,601)    (577,432)  (37,648)   (507,610)
                             --------   ----------  --------  ----------
  Net increase (decrease)..   (8,707)   $(109,266)   18,648   $ 232,017
                             ========   ==========  ========  ==========


                                      7

                           EAGLE GROWTH SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. PURCHASES AND SALES OF SECURITIES
    For the year ended November 30, 1999, purchases and sales of securities, other than United States Government obligations and short-term notes, aggregated $2,306,204 and $2,401,301 respectively.

    At November 30, 1999, the cost of investments for Federal income tax purposes was $2,208,528. Accumulated net unrealized appreciation on investments was $684,110 consisting of $688,720 gross unrealized appreciation and $4,610 gross unrealized depreciation.

4. INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH AFFILIATES
    Baxter Financial Corporation (BFC), is the investment advisor and the administrator of the Fund.

    As investment advisor, BFC supervises the Fund's investments on a continuous basis and provides the Fund with investment advice and recommendations for an annual fee equal to .75% of the first $200 million of net assets, .625% of net assets between $200 million and $400 million, and
 .50% of net assets in excess of $400 million.

    As the Fund's administrator, BFC is responsible for providing overall supervision of the Fund's administrative operations and receives an annual fee of .25% of the average net assets of the Fund.

    Both the investment advisory fee and the administrative fee are payable monthly, based on month-end net asset values of the Fund.

    BFC also serves as the underwriter of the Fund.  For the year ended
November 30, 1999, BFC received $560 in commissions from the sale of Fund shares.

    Directors of the Fund who are not affiliated with BFC received directors' fees aggregating $1,100 and the Fund's Custodian has provided credits in the amount of $3,357 against custodian charges based on the uninvested cash balances of the Fund.

5. YEAR-END DISTRIBUTION
    Realized gains from security transactions are distributed to shareholders in December following the end of the Fund's fiscal year. A distribution of $.865 a share, consisting of $.85 from realized gains and .015 from ordinary income was declared on December 6, 1999. The distribution is payable on December
31, 1999 to shareholders of record on December 28, 1999.

                                      8

                            EAGLE GROWTH SHARES, INC.


                              FINANCIAL HIGHLIGHTS

The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each year indicated.




                                              Year Ended November 30,
                                    -----------------------------------------
PER SHARE DATA                      1999     1998     1997     1996     1995
Net Asset Value,
   Beginning of Year...............$12.95   $14.86   $13.57   $12.79   $10.93
                                   ------   ------   ------   ------   ------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss).......  0.02    (0.07)   (0.14)   (0.05)   (0.14)
Net Realized & Unrealized Gain
  (Loss) on Investments............  0.24    (0.20)    1.92     1.71     2.05
                                   ------   ------   ------   ------   ------
Total From Investment Operations...  0.26    (0.27)    1.78     1.66     1.91
                                   ------   ------   ------   ------   ------
LESS DISTRIBUTIONS FROM:
Net Realized Gains.................  0.61     1.64     0.49     0.88     0.05
                                   ------   ------   ------   ------   ------
Net Asset Value, End of Year.......$12.60   $12.95   $14.86   $13.57   $12.79
                                   ======   ======   ======   ======   ======

TOTAL RETURN*(%)...................  2.08    (1.76)   13.62    13.82    17.53
-------------

RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Year
  (in thousands)...................$2,906   $3,100   $3,280   $3,060   $2,804
Ratio to Average Net Assets:
  Expenses (%).....................  3.01     2.67     2.75     2.58     3.44
  Net Income (Loss) (%)............  0.23    (0.50)   (0.95)   (0.43)   (1.27)
Ratio to Average Net Assets Before
  Expense Reimbursements:
  Expenses (%).....................  3.01     2.67     2.75     2.69     4.44
  Net Income (Loss) (%)............  0.23    (0.50)   (0.95)   (0.54)   (2.27)

Portfolio Turnover Rate (%)........   95        33       47       24       51


*  Calculated without sales charge.

                      See notes to financial statements

                         INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Board of
Directors of Eagle Growth Shares, Inc.

We have audited the accompanying statement of assets and liabilities of Eagle Growth Shares, Inc., including the portfolio of investments, as of November 30, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period ended November 30, 1999 and financial highlights for each of the three years in the period ended November 30, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended November 30, 1996,were audited by other auditors, whose report, dated December 16, 1996, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eagle Growth Shares, Inc. at November 30, 1999, and the results of its operations for the year then ended, changes in its net assets for the each of the two years in the period ended November 30, 1999 and financial highlights for each of the three years in the period ended November 30, 1999, in conformity with generally accepted accounting principles.


                                       BRIGGS, BUNTING & DOUGHERTY, LLP


Philadelphia, Pennsylvania
December 20, 1999 (Except for Note 5 as
to which the date is December 28, 1999)

                           EAGLE GROWTH SHARES, INC.

EAGLE GROWTH SHARES, INC.
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432 (561) 395-2155


INVESTMENT ADVISOR, ADMINISTRATOR AND UNDERWRITER
BAXTER FINANCIAL CORP.,
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432


CUSTODIAN
FIRSTAR BANK, N.A., P.O. Box 640115, Cincinnati, OH 45264-0115


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
AMERICAN DATA SERVICES, INC.
Hauppauge Corporate Center, 150 Motor Parkway, Suite 109, Hauppauge, NY 11788


LEGAL COUNSEL
STRADLEY, RONON, STEVENS & YOUNG, Malvern, PA


AUDITORS
BRIGGS, BUNTING & DOUGHERTY, LLP Philadelphia, PA

       Eagle Growth Shares, Inc.
       1200 North Federal Highway
[LOGO] Suite 424
       Boca Raton, FL 33432
       (561) 395-2155

                                            [LOGO]

OFFICERS                                    EAGLE
Donald H. Baxter                            GROWTH
  Chairman and President                    SHARES, INC.
Ronald F. Rohe
  Vice President/Secretary/Treasurer

ADMINISTRATIVE STAFF
Keith A. Edelman
  Director of Operations
Diane M. Sarro
  Director of Shareholder Services


DIRECTORS
Donald H. Baxter
Thomas J. Flaherty
James Keogh
Kenneth W. McArthur
Robert L. Meyer
Donald P. Parson
                                                      ANNUAL REPORT

                                                    November 30, 1999

You will find important information
about EAGLE GROWTH SHARES, INC. - its
investment policy and management, past
record, the method of calculating
the per-share net asset value and the
sales commission included in the public
offering price - in the current
prospectus. This report is submitted
for the general information of the
Fund's shareholders. It is not
authorized for distribution to
prospective investors unless preceded
or accompanied by an effective prospectus.